The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

Harborview 2005-13

 Investor Properties

		Minimum	Maximum
Scheduled Principal Balance	$155,302,786	$25,000	$1,408,035
Average Scheduled Principal Balance	$224,102
Number of Mortgage Loans	693
Weighted Average Gross Coupon	4.558%	1.000%	8.125%
Weighted Average FICO Score	717	612	814
Weighted Average Original LTV	76.30%	12.71%	90.00%
Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	351 months	360 months
Weighted Average Seasoning	2 months	0 months	9 months
Weighted Average Gross Margin	3.076%	0.975%	4.750%
Weighted Average Minimum Interest Rate	3.076%	0.975%	4.750%
Weighted Average Maximum Interest Rate	9.961%	9.950%	11.325%
Weighted Average Months to Roll	1 months	1 months	4 months
Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months
Maturity Date Maximum Zip Code Concentration		Dec 1 2034	Oct 1 2035
	1.27% 89052 (Henderson, NV)
ARM	100.00%
Negam LIBOR	100.00%
Prepay Penalty: 12 months	40.77%
Prepay Penalty: 36 months	38.94%
Prepay Penalty: 0 months	20.29%
First Lien	100.00%
Reduced Documentation	73.74%
Full Documentation	12.70%
Full/Alt	9.97%
Alternative Documentation	3.42%
SISA	0.17%
Purchase	62.01%
Cash Out Refinance	26.94%
Rate/Term Refinance	11.05%

Single Family	38.21%
Condominium	22.46%
Two-Four Family	20.82%
PUD	18.45%
Manufactured Housing	0.07%
Investor	100.00%
Top 5 States: California	34.25%
Florida	27.92%
Nevada	6.97%
Virginia	2.61%
Washington	2.43%

Harborview 2005-13

Investor Properties

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated Weighted		Weighted Average FICO
					Remaining Average Orig
					Term	LTV
0.01 - 50,000.00	17	650,059.07	0.42%	3.858	358	68.92	730
50,000.01 - 100,000.00	90	7,027,713.56	4.53%	4.027	358	76.21	713
100,000.01 - 150,000.00	172	21,766,663.43	14.02%	4.125	358	78.38	715
150,000.01 - 200,000.00	104	18,019,099.12	11.60%	4.733	358	76.48	719
200,000.01 - 250,000.00	87	19,492,807.81	12.55%	4.738	358	75.55	718
250,000.01 - 300,000.00	70	19,351,021.63	12.46%	4.829	358	77.46	714
300,000.01 - 350,000.00	40	12,755,920.00	8.21%	4.976	358	76.94	711
350,000.01 - 400,000.00	30	11,270,371.38	7.26%	4.664	358	77.00	713
400,000.01 - 450,000.00	28	11,866,058.24	7.64%	4.837	358	77.57	717
450,000.01 - 500,000.00	25	11,859,141.28	7.64%	4.554	358	75.68	725
500,000.01 - 550,000.00	7	3,687,433.66	2.37%	4.617	358	75.90	706
550,000.01 - 600,000.00	7	4,039,277.09	2.60%	3.580	359	77.81	701
600,000.01 - 650,000.00	5	3,212,562.94	2.07%	6.577	358	71.56	703
650,000.01 - 700,000.00	1	690,000.00	0.44%	1.375	360	80.00	759
700,000.01 - 750,000.00	2	1,459,907.25	0.94%	1.375	359	77.53	750
800,000.01 - 850,000.00	2	1,621,830.26	1.04%	3.985	358	65.69	702
900,000.01 - 950,000.00	1	945,000.00	0.61%	1.375	359	70.00	690
950,000.01 - 1,000,000.00	2	1,939,884.00	1.25%	6.811	358	74.08	719
1,000,000.01+	3	3,648,035.13	2.35%	3.353	358	64.91	762
Total	693	155,302,785.85	100.00%	4.558	358	76.30	717

Current Gross Rate		# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated Weighted		Weighted Average FICO
						Remaining Average Orig
						Term	LTV
1.000	- 1.499	200	47,158,152.57	30.37%	1.374	359	75.01	720
1.500	- 1.999	1	218,901.27	0.14%	1.750	356	79.99	727
2.000	- 2.499	72	11,037,302.82	7.11%	2.169	358	78.38	712
3.000	- 3.499	15	2,743,721.23	1.77%	3.121	357	89.69	747
3.500	- 3.999	3	973,949.04	0.63%	3.500	359	90.00	739
4.000	- 4.499	5	588,519.57	0.38%	4.304	357	83.39	728
5.000	- 5.499	6	1,195,081.56	0.77%	5.310	356	63.35	690
5.500	- 5.999	22	5,718,727.29	3.68%	5.803	358	75.01	720
6.000	- 6.499	118	26,846,837.64	17.29%	6.264	357	75.88	721
6.500	- 6.999	205	49,221,373.49	31.69%	6.661	358	75.58	712
7.000	- 7.499	37	7,876,027.29	5.07%	7.063	358	80.03	704
7.500	- 7.999	8	1,606,684.70	1.03%	7.556	358	89.08	725
8.000	- 8.499	1	117,507.38	0.08%	8.125	356	90.00	632
Total		693	155,302,785.85	100.00%	4.558	358	76.30	717

FICO	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated Weighted		Weighted Average FICO
					Remaining Average Orig
					Term	LTV
600-619	2	368,887.83	0.24%	6.044	353	75.50	614
620-649	41	9,336,814.87	6.01%	4.592	358	75.72	638
650-674	79	18,563,418.19	11.95%	5.142	358	76.76	665
675-699	144	32,354,435.28	20.83%	4.608	358	76.48	688
700-724	132	27,236,485.23	17.54%	4.690	358	77.47	713
725-749	121	26,068,153.36	16.79%	4.274	358	75.56	736
750-774	102	25,546,561.87	16.45%	4.200	358	77.08	761
775-799	55	11,884,072.95	7.65%	4.581	358	73.39	786
800+	17	3,943,956.27	2.54%	4.401	358	74.53	805
Total	693	155,302,785.85	100.00%	4.558	358	76.30	717

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
0.01- 49.99	15	3,764,911.45	2.42%	3.042	358	38.68	751
50.00- 54.99	14	2,309,326.34	1.49%	5.739	358	52.96	708
55.00- 59.99	15	3,188,768.23	2.05%	4.213	358	57.74	720
60.00- 64.99	20	4,644,217.73	2.99%	4.898	358	62.80	728
65.00- 69.99	26	6,031,120.10	3.88%	4.471	358	67.69	720
70.00- 74.99	53	16,448,948.43	10.59%	5.312	358	72.03	710
75.00- 79.99	147	34,724,928.64	22.36%	4.773	358	76.53	706
80.00	336	71,824,716.01	46.25%	4.233	358	80.00	721
85.00- 89.99	11	2,179,297.87	1.40%	6.892	357	88.20	705
90.00- 94.99	56	10,186,551.05	6.56%	4.701	358	90.00	721
Total	693	155,302,785.85	100.00%	4.558	358	76.30	717

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
360	693	155,302,785.85	100.00%	4.558	358	76.30	717
Total	693	155,302,785.85	100.00%	4.558	358	76.30	717

Stated Remaining Term (month	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
301-360	693	155,302,785.85	100.00%	4.558	358	76.30	717
Total	693	155,302,785.85	100.00%	4.558	358	76.30	717

		# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
						Remaining Average Orig
Debt Ratio						Term	LTV
0.01	-20.00	39	6,617,414.33	4.26%	4.242	358	71.12	721
20.01	-25.00	42	9,023,826.59	5.81%	4.548	358	71.16	714
25.01	-30.00	48	12,920,547.24	8.32%	4.465	358	74.61	722
30.01	-35.00	46	8,106,532.15	5.22%	4.179	358	77.28	724
35.01	-40.00	52	11,753,311.25	7.57%	3.994	358	75.04	709
40.01	-45.00	61	15,761,023.71	10.15%	4.435	358	77.68	722
45.01	-50.00	47	11,570,811.90	7.45%	4.722	358	78.59	708
50.01	-55.00	29	5,604,899.11	3.61%	4.803	357	79.87	698
55.01	-60.00	7	1,808,176.26	1.16%	5.061	358	71.11	686
None		322	72,136,243.31	46.45%	4.709	358	76.99	719
Total		693	155,302,785.85	100.00%	4.558	358	76.30	717

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
ARM	693	155,302,785.85	100.00%	4.558	358	76.30	717
Total	693	155,302,785.85	100.00%	4.558	358	76.30	717

Product	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
Negam LIBOR	693	155,302,785.85	100.00%	4.558	358	76.30	717
Total	693	155,302,785.85	100.00%	4.558	358	76.30	717

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
No Silent Seconds	524	119,300,637.41	76.82%	4.699	358	75.65	718
Silent Second	169	36,002,148.44	23.18%	4.092	358	78.45	713
Total	693	155,302,785.85	100.00%	4.558	358	76.30	717

Prepayment Penalty Original T1	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
Prepay Penalty: 0 months	137	31,517,953.50	20.29%	3.235	357	77.03	721
Prepay Penalty: 12 months	283	63,312,706.24	40.77%	4.782	358	76.94	717
Prepay Penalty: 36 months	273	60,472,126.11	38.94%	5.014	358	75.24	714
Total	693	155,302,785.85	100.00%	4.558	358	76.30	717

Lien	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
First Lien	693	155,302,785.85	100.00%	4.558	358	76.30	717
Total	693	155,302,785.85	100.00%	4.558	358	76.30	717

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
Alternative Documentation	35	5,318,410.63	3.42%	3.832	358	79.87	739
Full Documentation	97	19,728,160.49	12.70%	4.503	358	79.94	704
Full/Alt	80	15,475,993.28	9.97%	4.848	358	80.95	720
Reduced Documentation	480	114,522,841.61	73.74%	4.558	358	74.90	717
SISA	1	257,379.84	0.17%	6.625	357	64.25	748
Total	693	155,302,785.85	100.00%	4.558	358	76.30	717

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
Cash Out Refinance	168	41,840,595.16 26.94%		4.792	358	70.44	711
Purchase	442	96,300,168.74 62.01%		4.446	358	79.35	723
Rate/Term Refinance	83	17,162,021.95 11.05%		4.621	358	73.43	699
Total	693	155,302,785.85 100.00%		4.558	358	76.30	717

Property Type	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
Condominium	182	34,880,778.71 22.46%		4.434	358	78.35	722
Manufactured Housing	1	107,963.63 0.07%		6.625	358	80.00	748
PUD	112	28,649,395.83 18.45%		4.755	358	75.65	723
Single Family	285	59,336,468.36 38.21%		4.616	358	75.60	715
Two-Four Family	113	32,328,179.32 20.82%		4.405	358	75.91	709
Total	693	155,302,785.85 100.00%		4.558	358	76.30	717

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
Investor	693	155,302,785.85 100.00%		4.558	358	76.30	717
Total	693	155,302,785.85 100.00%		4.558	358	76.30	717

State	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
Remaining Average Orig
					Term	LTV

Alabama	9	706,728.42	0.46%	2.206	359	83.26	730
Alaska	2	519,639.06	0.33%	4.880	358	85.20	748
Arizona	20	3,050,832.32	1.96%	4.309	358	78.24	711
Arkansas	1	60,685.91	0.04%	1.375	358	80.00	783
California	160	53,189,510.78	34.25%	4.527	358	72.64	712
Colorado	19	3,718,972.04	2.39%	5.016	358	77.87	719
Connecticut	3	1,247,112.67	0.80%	6.607	356	77.22	675
District of Columbia	2	355,577.08	0.23%	6.750	358	71.20	652
Florida	220	43,356,886.32	27.92%	4.464	358	78.46	724
Georgia	14	1,882,640.81	1.21%	6.053	358	80.39	691
Hawaii	4	1,422,552.73	0.92%	3.544	358	76.38	744
Idaho	8	1,135,123.13	0.73%	5.159	358	78.56	689
Illinois	9	2,405,786.19	1.55%	2.865	357	83.95	702
Indiana	5	304,730.28	0.20%	4.812	359	63.39	746
Kentucky	3	305,094.19	0.20%	4.033	357	88.98	714
Maryland	7	2,068,752.03	1.33%	5.415	358	79.06	720
Massachusetts	1	1,408,035.13	0.91%	6.500	357	75.00	759
Michigan	8	794,421.01	0.51%	5.692	358	79.74	678
Minnesota	5	840,124.74	0.54%	5.609	357	85.03	716
Mississippi	2	64,046.13	0.04%	3.682	354	64.65	704
Nevada	47	10,822,310.32	6.97%	5.545	358	76.49	723
New Jersey	14	3,750,298.97	2.41%	3.218	358	78.12	701
New Mexico	4	1,097,607.18	0.71%	1.375	358	72.66	757
New York	7	1,925,931.15	1.24%	2.113	358	76.44	722
North Carolina	9	2,287,175.77	1.47%	5.284	357	71.36	716
North Dakota	1	100,000.00	0.06%	1.375	360	64.52	693
Ohio	7	694,046.55	0.45%	5.177	358	81.32	704
Oklahoma	1	57,298.57	0.04%	7.000	358	79.58	729
Oregon	11	1,634,819.15	1.05%	3.924	359	71.35	706
Pennsylvania	4	458,420.19	0.30%	4.358	358	76.16	678
Rhode Island	3	785,584.13	0.51%	6.575	357	71.48	701
South Carolina	2	456,343.90	0.29%	6.064	357	76.37	683
Tennessee	8	453,526.61	0.29%	4.203	359	75.82	731
Texas	28	2,587,072.74	1.67%	4.317	358	78.93	716
Utah	7	823,761.78	0.53%	5.414	358	79.64	725
Virginia	15	4,050,995.97	2.61%	4.816	358	80.42	719
Washington	17	3,774,230.83	2.43%	4.100	358	82.24	722
Wisconsin	6	706,111.07	0.45%	3.604	358	83.02	714
Total	693	155,302,785.85	100.00%	4.558	358	76.30	717

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
0.001 - 0.999	2	256,098.00 0.16%		4.375	356	74.82	756
1.000 - 1.499	1	127,490.59 0.08%		2.125	358	80.00	658
1.500 - 1.999	7	1,278,742.45 0.82%		5.197	356	62.19	698
2.000 - 2.499	44	9,682,687.71 6.23%		3.515	358	70.00	718
2.500 - 2.999	270	61,841,614.05 39.82%		4.982	358	74.96	720
3.000 - 3.499	310	70,632,192.25 45.48%		4.328	358	77.36	713
3.500 - 3.999	50	10,008,989.53 6.44%		4.411	358	82.96	726
4.000 - 4.499	5	872,400.66 0.56%		6.353	358	89.36	704
4.500 - 4.999	4	602,570.61 0.39%		3.914	358	90.00	722
Total	693	155,302,785.85 100.00%		4.558	358	76.30	717

		# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
						Remaining Average Orig
Minimum Interest Rate						Term	LTV
0.001	- 0.999	2	256,098.00	0.16%	4.375	356	74.82	756
1.000	- 1.499	1	127,490.59	0.08%	2.125	358	80.00	658
1.500	- 1.999	7	1,278,742.45	0.82%	5.197	356	62.19	698
2.000	- 2.499	44	9,682,687.71	6.23%	3.515	358	70.00	718
2.500	- 2.999	270	61,841,614.05	39.82%	4.982	358	74.96	720
3.000	- 3.499	310	70,632,192.25	45.48%	4.328	358	77.36	713
3.500	- 3.999	50	10,008,989.53	6.44%	4.411	358	82.96	726
4.000	- 4.499	5	872,400.66	0.56%	6.353	358	89.36	704
4.500	- 4.999	4	602,570.61	0.39%	3.914	358	90.00	722
Total		693	155,302,785.85	100.00%	4.558	358	76.30	717

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
9.500 - 9.999	680	152,585,596.44 98.25%		4.540	358	76.25	717
10.000 -10.499	9	2,081,484.67 1.34%		5.816	358	78.75	713
11.000 -11.499	4	635,704.74 0.41%		4.883	359	80.05	713
Total	693	155,302,785.85 100.00%		4.558	358	76.30	717

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Princ Bal	Weighted Average Gross Coupon	Weighted Average Stated	Weighted	Weighted Average FICO
					Remaining Average Orig
					Term	LTV
110	6	1,445,943.09 0.93%		2.358	358	75.26	731
115	687	153,856,842.76 99.07%		4.579	358	76.31	717
Total	693	155,302,785.85 100.00%		4.558	358	76.30	717